UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THOMAS PROPERTIES GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

515 South Flower Street, Sixth Floor

Los Angeles, CA 90071

June     , 2009

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Thomas Properties Group, Inc., which will be held on                         , June     , 2009, at 10:00 a.m. local time, at Thomas Properties Group, Inc., 515 South Flower Street, Sixth Floor, Los Angeles, California.

The purpose of the special meeting is to approve an amendment to our Second Amended and Restated Certificate of Incorporation to increase the number of our authorized shares of common stock from 75,000,000 to 225,000,000, all as more fully described in the attached notice of the special meeting and proxy statement.

Whether or not you attend the special meeting, it is important that your shares be represented and voted at the meeting. We urge you to vote and submit your proxy. If you decide to attend the special meeting and vote in person, you may withdraw your proxy if you so desire.

On behalf of the Board of Directors and the employees of Thomas Properties Group, Inc., I would like to express my appreciation for your continued interest in the affairs of our company.

Sincerely,

James A. Thomas

Chairman of the Board of Directors,

President and Chief Executive Officer

515 South Flower Street, Sixth Floor

Los Angeles, CA 90071

NOTICE OF SPECIAL MEETING

OF STOCKHOLDERS TO BE HELD

ON JUNE     , 2009

To The Stockholders of Thomas Properties Group, Inc.:

Notice is hereby given that the special meeting of stockholders of Thomas Properties Group, Inc. (the “Company”) will be held on                         , June     , 2009, at 10:00 a.m. local time, at Thomas Properties Group, Inc., 515 South Flower Street, Sixth Floor, Los Angeles, California, for the following purpose:

1.	To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 shares to 225,000,000 shares.

The Board of Directors of the Company has fixed the close of business on May 29, 2009 as the record date for determination of stockholders entitled to notice of and to vote at the meeting.

A list of stockholders entitled to vote at the special meeting will be available for examination by any stockholder, for any purpose concerning the meeting, during ordinary business hours at the Company’s principal executive offices, 515 South Flower Street, Sixth Floor, Los Angeles, CA 90071, during the ten days preceding the meeting.

Whether or not you plan to attend our special meeting, we urge you to vote and submit your proxy. If you attend our meeting, you may continue to have your shares voted as instructed on your proxy, or you may withdraw your proxy at the meeting and vote your shares in person. Any proxy may be revoked at any time prior to its exercise at the special meeting.

Registered holders may authorize their proxies or vote:

•	By Internet: Go to www.envisionreports.com/tpgi;

•	By Toll-Free Telephone: You may call the number shown on your proxy; or

•	By Mail: You may mark, sign, date and promptly return the enclosed proxy in the postage-paid envelope.

Beneficial stockholders: If your shares of common stock are held by a bank, broker or other nominee, please follow the instructions you receive from your bank, broker or other nominee to have your shares of common stock voted.

Important Notice Regarding The Availability Of Proxy Materials For The Stockholder Meeting To Be Held On June     , 2009. The proxy statement is available and may be accessed at www.envisionreports.com/tpgi.

By Order of the Board of Directors,

Diana M. Laing

Chief Financial Officer and Secretary

Los Angeles, California

June     , 2009

515 South Flower Street, Sixth Floor

Los Angeles, CA 90071

PROXY STATEMENT

This proxy statement contains information related to the special meeting of the stockholders of Thomas Properties Group, Inc. (the “Company”) to be held on                     , June     , 2009, beginning at 10:00 a.m., local time, at Thomas Properties Group, Inc., 515 South Flower Street, Sixth Floor, Los Angeles, California. This proxy statement is being provided in connection with the solicitation of proxies by the Board of Directors for use at the special meeting of stockholders and at any adjournment or postponement of the meeting. This proxy statement and the enclosed proxy card are first being mailed to stockholders on or about June     , 2009.

About The Meeting

What is the purpose of the special meeting?

At the Company’s special meeting, the stockholders will act upon the one matter described in the accompanying notice of special meeting of stockholders:

•

to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 shares to 225,000,000 shares.

The proposal, as well as the recommendation of the Board with respect to the proposal, is described in greater detail elsewhere in this proxy statement.

Who is entitled to vote?

Only holders of record of our outstanding common stock and limited voting stock at the close of business on the record date, May 29, 2009, are entitled to receive notice of and to vote at the meeting and at any postponement or adjournment of the meeting.

A list of stockholders entitled to vote at the special meeting will be available for examination by any stockholder, for any purpose concerning the meeting, during ordinary business hours at the Company’s principal executive offices, 515 South Flower Street, Sixth Floor, Los Angeles, CA 90071, during the ten days preceding the meeting.

How many votes do I get?

Each share of common stock and limited voting stock entitles the holder to one vote per share with respect to all matters on which the holders of such shares are entitled to vote. Holders of common stock are entitled to vote on all matters to be voted on by the stockholders. Holders of limited voting stock are entitled to vote only on the election of directors, certain extraordinary matters including a merger or sale of our company, and amendments to our certificate of incorporation. Because the matter to be acted on in the special meeting is an amendment to the Company’s certificate of incorporation, all shares of common stock and limited voting stock will vote together as a single class on the proposal.

How many votes are needed to approve the proposal?

To be approved, the proposal to amend our certificate of incorporation must receive a “for” vote from the holders of a majority of the outstanding shares of common stock and limited voting stock, voting together as a single class, as of the record date. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting. You may obtain directions by calling (213) 613-1900.

What constitutes a quorum?

The presence at the special meeting, in person or by proxy, of the holders of shares of the Company stock entitled to cast at least a majority of the votes of the outstanding stock entitled to vote on a particular matter will constitute a quorum entitled to take action with respect to that matter. Abstentions and broker “non-votes” are each counted for purposes of determining the presence or absence of a quorum. As of May 29, 2009, the record date for the special meeting, 25,736,518 shares of common stock of the Company were outstanding and eligible to vote and 13,813,331 shares of limited voting stock were outstanding and eligible to vote.

What is a broker “non-vote”?

A broker “non-vote” occurs when a nominee holding stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received instructions from the beneficial owner. The proposal to amend our certificate of incorporation will require the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.

How do I vote?

If you are a record holder of your stock, you may vote by submitting your proxy by telephone or Internet or through the mail.

Internet and telephone voting

To vote by the Internet or the telephone, follow the respective instructions set forth on the enclosed proxy card for Internet or telephone voting.

Vote by mail

Sign and date each proxy card you receive and return it in the prepaid envelope.

All shares of stock entitled to vote at the special meeting that are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the instructions given in such proxies or, if no contrary instructions are given therein, will be voted in accordance with the Board’s recommendations.

If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the Board’s recommendations.

What is the Board’s recommendation?

The Board’s recommendation is set forth after the description of the proposal in this proxy statement. In summary, the Board recommends a vote:

•

FOR the approval of the proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 shares to 225,000,000 shares.

Management is not aware of any matters, other than that specified above, that will be presented for action at the special meeting, but if any other matters do properly come before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their discretion.

May I change my vote after I return my proxy card or vote by Internet or telephone?

Yes. Any stockholder who has given a proxy with respect to any matter may revoke it at any time prior to the closing of the polls as to that matter at the special meeting by:

•	delivering a notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company;

•	if you voted by Internet or telephone, visiting the Internet voting site or calling the telephone number again and changing your vote, up to 1:00 a.m., Eastern Daylight Time, on June , 2009; or

•	attending the special meeting and voting in person.

Who will count the vote?

Computershare Trust Company, N.A., our stock registrar and independent stock transfer agent, will count the votes and act as the inspector of election.

What shares are included on the proxy card(s)?

The shares on your proxy card(s) represent ALL of your shares of stock of the Company.

What does it mean if I receive more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card. To ensure that all your shares are voted, sign, date and return all proxy cards. We encourage you to have all accounts registered in the same name and address whenever possible.

How are proxies solicited?

Proxies will be solicited by mail. Proxies may also be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. In the event we should determine it is necessary in order to ensure a quorum at the meeting, we may engage an outside proxy solicitation firm to assist us, and would expect to pay customary fees for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for their expenses in doing so.

This solicitation is being made by the Company and the entire cost of the solicitation will be borne by the Company.

What is the security ownership of management?

The table set forth on page 6 provides information with respect to the beneficial ownership of the Company’s securities by management.

How do stockholders communicate with the Board?

Stockholders and other parties interested in communicating directly with the Board of Directors, non-management directors or specific directors may do so by writing the Board of Directors, c/o Thomas Properties Group, Inc., 515 South Flower Street, Sixth Floor, Los Angeles, CA 90071, Attn: Secretary. The mailing envelope should also clearly indicate whether the communication is intended for the Board of Directors, the non-management directors or a specific director.

Proposal to Amend our Second Amended and Restated Certificate of Incorporation to Increase the Number of Authorized Shares of our Common Stock from 75,000,000 to 225,000,000

What are we asking you to approve?

The Board has approved, and is recommending to the stockholders for approval at the special meeting, an amendment to our Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 225,000,000 shares. The Board determined that this amendment is advisable and should be considered at the special meeting.

Reasons for and Effects of the Proposal

Due to the limited number of shares of common stock available to be issued, the Board has unanimously approved, and voted to recommend that the stockholders approve, an amendment to the Company’s Second Amended and Restated Certificate of Incorporation pursuant to which the number of shares of common stock which the Company would be authorized to issue would be increased from 75,000,000 shares to 225,000,000 shares.

Of the 75,000,000 shares of common stock presently authorized for issuance, approximately 46,829,846 shares are unissued and unreserved. On the record date, the Company had 25,736,518 shares of common stock issued and outstanding and 2,433,636 shares reserved for issuance under the Company’s 2004 Equity Incentive Plan and Non-Employee Director Restricted Stock Plan. There are 13,813,331 shares of limited voting stock outstanding, and no shares of preferred stock outstanding.

The Board believes that it is in the Company’s best interests to have the flexibility to issue additional shares of common stock, or securities convertible into common stock, as needs may arise without further stockholder action, unless required by applicable law, regulation, listing requirements or the certificate of incorporation. The Company has no agreements, understandings or plans for the issuance or use of the additional shares of common stock proposed to be authorized, although the Company is continually evaluating its long-term financing options and, depending on market conditions and other factors, may engage in one or more transactions involving the issuance of additional common stock or securities convertible into common stock from time to time. The availability of additional shares will enhance the Company’s flexibility in connection with possible future actions, such as financings, corporate mergers, stock dividends, stock splits and other corporate purposes. The Board will decide whether, when and on what terms the issuance of shares of common stock or other securities convertible into common stock may be appropriate in connection with any of the foregoing purposes, and with the increased flexibility of additional authorized shares of common stock may do so without the delay of a special meeting of stockholders at that time.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share, and on stockholders’ equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of the Company’s common stock. Holders of the Company’s common stock have no preemptive rights.

The availability for issuance of additional shares of common stock would also have the effect of rendering more difficult or discouraging an attempt to obtain control of the Company. For example, the issuance of shares of common stock (within the limits imposed by applicable law and the rules of any exchange upon which the common stock may then be listed) in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The issuance of additional shares of common stock could also be used to render more difficult a merger or similar transaction even if it appears to be desirable to a majority of existing stockholders. We are not aware of any efforts to obtain control of the Company.

In sum, the Board believes that the increase in authorized shares will enhance the Company’s flexibility to satisfy its future financing and capitalization needs. The Board may approve the issuance of additional shares of common stock only if the action is permissible under the General Corporation Law of the State of Delaware and the NASDAQ Stock market rules. For example, if the Company’s Board were to approve the issuance of common stock which resulted in an increase of 20% or more in the number of shares of common stock outstanding, other than in a public offering, the NASDAQ Stock Market rules would require stockholder approval.

If this proposal is approved and the amendment becomes effective, Article IV.1. of the Company’s Second Amended and Restated Certificate of Incorporation, which sets forth the Company’s currently authorized capital stock, will be amended to read in its entirety as follows:

1.	Authorized Capital Stock. This Corporation is authorized to issue three (3) classes of shares of stock, designated as “Common Stock,” “Limited Voting Stock” and “Preferred Stock,” respectively. The total number of shares of Common Stock authorized to be issued is 225,000,000 shares, par value $0.01 per share. The total number of shares of Limited Voting Stock authorized to be issued is 20,000,000 shares, par value $0.01 per share. The total number of shares of Preferred Stock authorized to be issued is 25,000,000 shares, par value $0.01 per share.

What does the Board of Directors recommend with respect to the Proposal?

The Board recommends a vote FOR the approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 shares to 225,000,000 shares.

What is the vote required to approve the Proposal?

To be approved, the proposal to amend our certificate of incorporation must receive a “for” vote from the holders of a majority of the outstanding shares of common stock and limited voting stock, voting together as a single class, as of the record date. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.

SECURITIES OWNERSHIP OF MANAGEMENT

The table set forth below provides information with respect to beneficial ownership of securities of our Company and, with respect to management, units in our operating partnership, as of May 27, 2009 by (a) each director of the Company, (b) each of the executive officers of the Company listed in the Summary Compensation Table, and (c) all directors and executive officers of the Company as a group. The information set forth in the table as to directors and executive officers is based upon information furnished to the Company by them in connection with the preparation of this proxy statement. Except where otherwise indicated, the mailing address of each of the individuals named in the table is: c/o Thomas Properties Group, Inc., 515 South Flower Street, Sixth Floor, Los Angeles, CA 90071.

The ownership percentage in the following table is based on 25,736,518 shares of our common stock and 13,813,331 shares of our limited voting stock outstanding as of May 27, 2009, and 13,813,331 operating partnership units redeemable for cash or, at our option, for common stock. Beneficial ownership of common stock and limited voting stock is determined in accordance with the rules of the Securities and Exchange Commission. Except as indicated, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

	Shares of Common Stock		Percentage of Common Stock(1)	Operating Partnership Units(2)		Percentage of Common Stock and Units(3)	Limited Voting Stock(4)	Percentage of Limited Voting Stock
James A. Thomas	1,469,307	(5)	5.7%	13,813,331	(6)	38.6%	13,813,331	100%
R. Bruce Andrews(7)	40,087		*	—		*	—
Edward D. Fox(7)	56,087		*	—		*	—
John L. Goolsby(7)	41,092		*	—		*	—
Winston H. Hickox(7)	24,253		*	—		*	—
Diana M. Laing(8)	154,445		*	—		*	—
Thomas S. Ricci(8)	510,002		2.0	—		1.3	—
Paul S. Rutter	1,060		*	—		*
Randall L. Scott(8)	610,002		2.4	—		1.5	—
John R. Sischo(8)	578,007		2.2	—		1.5	—
All directors and executive officers as a group (10 persons)	3,484,342		13.5%	13,813,331		43.7%	13,813,331	100%

*	Represents ownership of less than 1%.
(1)	Assumes 25,736,518 shares of our common stock are outstanding. The total number of shares of common stock outstanding used in calculating this percentage excludes (a) units in our operating partnership redeemable for cash or, at our option, common stock and (b) incentive units issued under our 2004 Equity Incentive Plan (“Incentive Plan”).
(2)	Units are redeemable for cash or, at our option, shares of our common stock on a one-for-one basis. Each operating partnership unit issued in our formation transactions is paired with a share of limited voting stock. Mr. Thomas controls the voting of these shares. Upon redemption of the units for cash or shares of our common stock, each share of limited voting stock paired with the unit will be automatically cancelled.
(3)	Assumes a total of 25,736,518 shares of common stock and 13,813,331 units are outstanding as of May 26, 2009, comprised of shares of common stock and units in our operating partnership (other than incentive units issued under our Incentive Plan).
(4)	Mr. Thomas controls each of the entities that hold shares of limited voting stock and hence he controls the voting of these shares.
(5)

Includes 200,000 shares of restricted stock granted under our Incentive Plan of which 100,000 and 100,000 shares will vest on the third anniversary of the grant dates of March 7, 2007 and March 19, 2008, respectively, provided that vesting occurs after two years if certain performance goals are met. Also includes 100 shares owned directly by Mr. Thomas and 1,269,207 shares held in trusts for the benefit of immediate family members of Mr. Thomas, who is trustee of each trust. Mr. Thomas disclaims beneficial ownership of 9,615 of such shares.
(6)	Each unit is held by an entity controlled directly or indirectly by Mr. Thomas.
(7)	Of the ownership of common stock stated for Messrs. Andrews, Fox, Goolsby and Hickox, each total includes 10,791 shares that are unvested and will vest following the close of the 2010 annual meeting.
(8)	Of the ownership of common stock stated for Messrs. Ricci, Scott and Sischo, each includes 110,000 shares that are unvested and will vest over the next five years, fifty percent are performance vested shares and fifty percent are discretionary vested shares. Of the ownership of common stock stated for Ms. Laing, 80,000 shares are unvested and will vest over the next five years, fifty percent are performance vested shares and fifty percent are discretionary vested shares.

SECURITIES OWNERSHIP OF CERTAIN OWNERS

The table set forth below provides information with respect to persons known by us to be the beneficial owners of more than 5% of the outstanding shares of the Company’s common stock as of May 26, 2009. The dates applicable to the shares beneficially owned are set forth in the footnotes below. Unless otherwise noted, shares are owned directly or indirectly with sole voting and investment power.

Beneficial Owner	Shares Beneficially Owned	Percent of Class
High Rise Capital Management LP(1) 535 Madison Avenue, 26th Floor New York, NY 10022	4,175,200	16.3%

Third Avenue Management LLC(2) 622 Third Avenue, 32nd Floor New York, NY 10017	2,629,749	10.2%

Stichting Pensioenfonds ABP(3) Oude Lindestraat 70, Postbus 2889 6401 DL Heerlen The Kingdom of the Netherlands	2,252,600	8.8%

Starwood Real Estate Securities, LLC(4) 591 W. Putnam Ave. Greenwich, CT 06830	2,317,976	9.0%

Prospector Partners, LLC(5) 370 Church Street Guilford, CT 06437	1,393,220	5.4%

(1)	High Rise Capital Management LP reported in their Schedule 13G/A dated and filed with the SEC on February 13, 2009, that its affiliated entity, High Rise Capital Advisors, LLC had shared voting power and shared dispositive power with respect to 4,175,200 shares, held within High Rise Partners II, L.P., High Rise Partners II (a), L.P., High Rise Institutional Partners, L.P., Bridge Realty Advisors, LLC, Cedar Bridge Realty Fund, L.P. and Cedar Bridge Institutional Fund, LP. High Rise Capital Advisors, LLC’s managing members are David O’Connor and Charles Fitzgerald.
(2)	Third Avenue Management LLC reported in their Schedule 13G dated and filed with the SEC on February 13, 2009 that it had sole voting power and sole dispositive power of 2,629,749 shares.
(3)	Stichting Pensioenfonds ABP reported in their Schedule 13G dated February 12, 2009 and filed with the SEC on February 13, 2009, that it had sole voting power and sole dispositive power of 2,252,600 shares.
(4)	Starwood Real Estate Securities, LLC reported in their Schedule 13G/A dated and filed with the SEC on February 17, 2009, that it had shared voting power and shared dispositive power with respect to 2,317,976 shares, held within Dirigo Master Fund Ltd, Dirigo Katahdin Master Fund LTD, Silver Creek SAV, LLC Managed Accounts and LMA SPC-MAP 61 Managed Accounts.
(5)	Prospector Partners, LLC reported in their Schedule 13G dated and filed with the SEC on February 17, 2009, that it had shared voting power and shared dispositive power with respect to 253,105 shares.

Dissenters’ Rights

Stockholders have no appraisal or other dissenters’ rights under Delaware law with respect to the proposal to be considered and voted on at the special meeting.

Other Matters

The management of the Company does not intend to present, and does not have any reason to believe that others will present, any item of business at the special meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly presented for a vote, the proxies will be voted for such matters in accordance with the recommendation of the Board or, if no recommendation is given, in the discretion of the persons acting under the proxies.

Interests Of Certain Persons In The Proposal

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend our certificate of incorporation to increase our authorized common stock that is not shared by all other holders of our capital stock.

Stockholder Proposals for the 2010 Annual Meeting

To be considered for inclusion in the Company’s proxy statement for the 2010 annual stockholders meeting, Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholder proposals must be received at the Company’s offices no later than December 29, 2009. Proposals must be in compliance with Rule 14a-8 under the Exchange Act and the Company’s bylaws, and must be submitted in writing, delivered or mailed to the Company’s Secretary.

In addition, the Company’s bylaws require that if a stockholder desires to introduce a stockholder proposal or nominate a director candidate from the floor of the 2010 annual meeting of the stockholders without inclusion in the proxy statement for such meeting, such proposal or nomination must be submitted in writing to the Company’s Secretary not less than 60 days nor more than 90 days prior to the first anniversary date of the mailing of its proxy materials with regard to the 2009 annual meeting of the stockholders or, if the date of the annual meeting is more than 30 days prior to or more than 60 days after the preceding anniversary date, notice by the stockholder will be timely if received not earlier than the 90th day prior to the 2010 annual stockholders meeting (which has not yet been set) and not later than the close of business on the later of (i) the 60th day prior to the 2010 annual stockholders meeting or (ii) the 10th day following public announcement of the 2010 annual stockholders meeting.

Each notice by stockholders must set forth (i) the name and address of the stockholder who intends to make the nomination or proposal and any beneficial owner on whose behalf the nomination or proposal is made and (ii) the class and number of shares of common stock that are owned beneficially and of record by such stockholder and beneficial owner, if any. In the case of a stockholder proposal, the notice must also set forth a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder or beneficial owner, if any, in that proposed business.

By Order of the Board of Directors

Diana M. Laing

Chief Financial Officer and Secretary

Los Angeles, California

June     , 2009

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy—THOMAS PROPERTIES GROUP, INC. 2009 SPECIAL MEETING OF STOCKHOLDERS

DATE: June     , 2009 TIME: 10:00 AM PLACE: Thomas Properties Group, Inc.

515 South Flower Street Sixth Floor Los Angeles, CA 90071 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, as record owner of the shares of Thomas Properties Group, Inc. (the “Company”) described on the reverse side, hereby appoints Diana M. Laing and Robert D. Morgan, and each of them, as proxies of the undersigned with the full power of substitution, to represent and to attend the 2009 special meeting of stockholders (the “2009 Special Meeting”) to be held on             , June     , 2009, at 10:00 a.m., local time, at the offices of Thomas Properties Group, Inc., 515 South Flower Street, in Los Angeles, California, or any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of stockholders and of the accompanying proxy statement, each of which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

DIRECTION THE VOTES IS ENTITLED GIVEN WITH TO BE RESPECT CAST BY TO THE ANY UNDERSIGNED PARTICULAR WILL MATTER, BE CAST THE VOTES AS DIRECTED. ENTITLED IF THIS TO BE PROXY CAST IS BY PROPERLY THE UNDERSIGNED EXECUTED WILL BUT NO BE CAST AND IN “FOR” THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THE THAT PROPOSAL MAY PROPERLY AS DESCRIBED COME BEFORE IN THE THE PROXY MEETING STATEMENT OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Thomas Properties Group INC

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DESIGNATION (IF ANY)
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000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on June__, 2009.

Vote by Internet

Vote by telephone

Special Meeting Proxy Card

123456 C0123456789 12345

+

2. To consider and act on such other business that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

IMPORTANT: Please DATE and SIGN this proxy where indicated below. Please sign exactly as name appears on the records of the Company. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title as such.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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ADD 1 Electronic Voting Instructions

ADD 2

ADD 3 You can vote by Internet or telephone! ADD 4 Available 24 hours a day, 7 days a week!

ADD 5 Instead of mailing your proxy, you may choose one of the two voting ADD 6 methods outlined below to vote your proxy.

NNNNNNNNN VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

1:00 Proxies a.m. submitted , Eastern Time, by the on Internet June     , or 2009. telephone must be received by

Vote by Internet

• Log on to the Internet and go to www.envisionreports.com/tpgi

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas.

Special Meeting Proxy Card 123456 C0123456789 12345

3IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3

A Proposals — The proposal below has been proposed by the Company. The Board of Directors recommends a vote “FOR” the proposal listed below.

For Against Abstain

1. Approval of the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 225,000,000 shares. 2. To meeting consider or any and adjournment act on such or other postponement business that thereof may properly in the discretion come before of the the proxy holder.

B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below sign. IMPORTANT: When signing Please as DATE an attorney, and SIGN executor, this proxy administrator, where indicated trustee, below. guardian, Please officer sign of exactly a corporation as name or appears other entity on the or records in another of the representative Company. If capacity, the shares please are give held the jointly, full each title as holder such. should Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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